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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 1, 2003

                            NorthWestern Corporation
             (Exact name of registrant as specified in its charter)

            Delaware                     0-692                46-0172280
  (State or other jurisdiction      (Commission File         (IRS Employer
        of incorporation)               Number)           Identification No.)


             125 South Dakota Avenue                         57104
            Sioux Falls, South Dakota                     (Zip Code)
      (Address of principal executive offices)

                                 (605) 978-2908
                          ----------------------------
                             (Registrant's telephone
                          number, including area code)



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


Item 5.    Other Events

On July 1, 2003, NorthWestern Corporation (the "Company") issued a press release announcing that the Company had closed on the sale of its One Call Locators, Ltd. subsidiary ("One Call"), an underground utilities locating service. The press release is included as Exhibit 99.1 hereto and is incorporated herein by reference. The press release contains forward-looking statements regarding One Call.




Item 7.      Financial Statements and Exhibits

EXHIBIT NO.  DESCRIPTION OF DOCUMENT
--------------------------------------------------------------------------------
99.1*        Press Release of NorthWestern Corporation dated July 1, 2003

* filed herewith


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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  NorthWestern Corporation


                                  /s/ Eric R. Jacobsen
                                  -------------------------------
                                  Eric R. Jacobsen
                                  Senior Vice President, General
                                  Counsel and Chief Legal Officer

Date:  July 1, 2003


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


                                Index to Exhibits
                                -----------------

EXHIBIT NO.  DESCRIPTION OF DOCUMENT
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99.1*        Press Release of NorthWestern Corporation dated July 1, 2003

* filed herewith


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